UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 3, 2013

SAMSON OIL & GAS LIMITED

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  +61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On April 3, 2013, Samson Oil & Gas Limited (“Samson”) (ASX: SSN; NYSE MKT: SSN) filed a final prospectus supplement relating to its previously announced pro rata offering (the “Rights Offering”) to holders of its ordinary shares and ADSs as of the close of business on April 8, 2013. The Rights Offering was first announced in a press release on March 21, 2013, a copy of which was filed as an exhibit to the Current Report on Form 8-K filed on March 22, 2013. The opinion of Squire Sanders (AU), Australian counsel to Samson, regarding the ordinary shares and ADSs that will be issued in the Rights Offering is filed herewith as Exhibit 5.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Squire Sanders (AU)
23.1	Consent of Squire Sanders (AU) (included in Exhibit 5.1)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2013

SAMSON OIL & GAS LIMITED

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

3